UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2005

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management.  When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements.  Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant.  Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 12.

Results of Operations and Financial Condition.

On August 15, 2005, the Registrant announced financial results for the quarter ended June 30, 2005.  A copy of the press release is attached hereto as an exhibit.

Item 7.

Financial Statements and Exhibits.

99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

Abdul Ladha

Abdul Ladha, Chief Executive Officer

Dated:  August 15, 2005

ABLEAUCTIONS REPORTS SECOND QUARTER 2005 RESULTS – REVENUES FROM AUCTION BUSINESS HIGHER, REVENUES FROM LIQUIDATION OPERATIONS LOWER

OJAI, CALIFORNIA – August 15, 2005 – Ableauctions.com Inc.  (AMEX: AAC) (the “Company”) today announced the results of operations for the quarter ended June 30, 2005.

Revenues

During the three months ended June 30, 2005, revenues from the Company’s online auction business increased by almost 40% from the previous quarter and 25% compared to the three months ended June 30, 2004.  The number of live auction sessions for iCollector.com and Naalive.com increased by almost 50% from the previous quarter.  The Company’s database of registered bidders for live auctions grew by 31% in the second quarter and the Company’s client base grew by 10% in the second quarter.

Revenues from the Company’s liquidation services were lower due to a number of factors, including a short term diversion of resources to develop and implement new platforms with strategic partners.  While the Company expects revenues from its liquidation services to rebound in the third quarter based on sales made to date, it also expect that revenues earned in the future from its liquidation services will fluctuate widely based upon seasonality, the inventory available, the timing of orders, and its ability to verify and ship orders on a timely basis.

The Company reported revenue of $613,849 for the quarter ended June 30, 2005, compared to revenue of $1,684,608 during the same period in 2004.

Cost of sales for the quarter ended June 30, 2005 were 54% of revenues during the three-month period ended June 30, 2005, compared to 76 % during the same period in 2004.  The decrease in the cost of sales as a percentage of revenue is attributable to the performance of the Company’s online auction business, which realizes higher gross profit margins than our liquidation services.

Gross profits were $281,388 or approximately 46% of revenues for the three-month period ended June 30, 2005, compared to $397,639 or approximately 24% of revenues for the same period in 2004.  The increase in gross profit as a percentage of revenue is attributable to the performance of the Company’s online auction business, which realizes higher gross profit margins than its liquidation services.  Future gross profit margins may vary considerably from quarter-to-quarter depending on the performance of the Company’s various divisions.

Income

The Company reported net income for the quarter ended June 30, 2005, of $47,801, or $0.001 per share, as compared to $102,592, or $0.002 per share, for the three months ended June 30, 2004.

Shareholder’s Equity

Shareholders’ equity, defined as the carrying amount of the Company’s assets minus its liabilities, increased to $11,919,708 for the six months ended June 30, 2005, from $11,505,806 as at December 31, 2004.

About Ableauctions.com

Ableauctions.com Inc. (AMEX: AAC) is a high-tech liquidator and on-line auction facilitator that operates the domains iCollector.com, Naalive.com, Unlimited Closeouts.com and iTrustee.com.

As an on-line auction facilitator, the Company, with the experience of over 3,000 auctions, has developed state-of-the-art technology to broadcast auctions over the Internet (www.ableauctions.com/technology) and currently provides the technology and related services to auction houses, enabling them to broadcast auctions over the Internet.  The Company broadcasts business and industrial auctions over the Internet for auctioneers and members of the National Auctioneers Association (NAA) and art, antique and collectible auctions for numerous galleries and auction houses around the world through eBay Live Auctions.

As a liquidator, the Company, through Unlimited Closeouts and iTrustee, purchases overstocks, order cancellations and discontinued products from major manufacturers and importers, then sells the merchandise to major retail chains, other resellers or the public.

For a comprehensive Corporate Update and prior releases, visit www.ableauctions.com.  For more information, contact Investor Relations at investorrelations@ableauctions.com

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company’s financial position and the Company’s business strategy.  The words or phrases "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the performance of our staff, management, financing, competition, on-line auction business, our ability to implement or manage our expansion strategy, general economic conditions, our ability to license our software to other auction houses, our ability to acquire profitable companies and integrate them into our business successfully and other factors that are detailed in our Annual Report on Form 10-KSB and on documents we file from time-to-time with the Securities and Exchange Commission.  Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date. The Company cautions readers not to place undue reliance on such statements. The Company does not undertake, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement. Actual results may differ materially from the Company's expectations and estimates.  The Company does not realize nor book the full revenue of auctions that it facilitates in its financials, only the net auction fees, that can vary from time-to-time, that it realizes.

Exhibit 99